                                THE PILOT FUNDS

                     Pilot Small Capitalization Equity Fund
                                  Pilot Shares

                Supplement to Prospectus Dated November 15, 1995

On page 9 of the prospectus, the second sentence in the first paragraph under the heading "DIVIDENDS AND DISTRIBUTIONS -- What are your dividends and distributions options?" is replaced with the following:

Dividends and distributions will be paid in cash unless you specifically elect to receive payment in additional shares of the same share class of a Fund for which the dividend or distribution was declared.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

March 1, 1996